                                                       EXHIBIT 99



TERM SHEETS



LARGE LOAN TAPE







MS No.       LOAN NUMBER        CROSS COLLATERALIZED          PROPERTY TYPE              CITY                    STATE

             -----------        --------------------          -------------              ----                    -----


    1             1                       N                       Office               Arlington                  VA

    2             2                       Y                   Office- 56.3%             Various                 Various

                                                                M/F- 10.2%

                                                            Industrial- 24.5%

   13             3                       N                       Hotel                Coronado                   CA

   14             4                       Y                     Community               Various              50.8% TN & WI

                                                                 Shopping                                     49.2% Other

                                                                 Centers

   22             5                       N                   Regional Mall            Knoxville                  TN

   23             6                       Y                    Multifamily           44.5% Phoenix              AZ & CA

                                                                                       55.5% CA

   35             7                       N                   Regional Mall           St. Charles                 IL

   36             8                       N                   Regional Mall            Oklahoma                   OK

   37             9                       Y                    Multifamily              Various                IL- 17.1%

                                                                                                               MN- 27.3%

                                                                                                               WI- 55.6%

   43             11                      Y                      Anchored            74.1% Houston               Texas

                                                                  Retail             25.9 % Dallas

   87             12                      N                       Office              Los Angeles                 CA








                    (RESTUBBED TABLE CONTINUED FROM ABOVE)





MS No.           YR. BUILT/RENOVATED       OCCUPANCY      SIZE SF/UNITS       ORIGINAL BALANCE       CURRENT BALANCE

                 -------------------       ---------      -------------       ----------------       ---------------


    1                   1988                 98.0%           349,778             48,900,000            48,744,191



    2                  Various               97.0%          1,134,548            59,862,783            59,524,945



   13                 1888/1988              85.0%             692              166,000,000           165,160,049



   14                  Various               98.0%          1,414,633            50,000,000            49,795,378



   22                   1972                 92.0%           764,369             76,000,000            76,000,000



   23                  Various               93.0%            2,270              75,500,000            75,158,968



   35                   1991                 78.0%           742,318             50,000,000            49,939,713



   36                   1960                 78.0%           424,183             45,000,000            45,000,000



   37                  Various               94.0%            1,371              50,000,000            50,000,000



   43                  Various               91.0%          4,761,994           161,100,000           161,100,000



   87                   1982                 93.0%          1,335,489           144,000,000           144,000,000


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)





MS No.           BALANCE PSF/UNIT         MATURITY DATE BALANCE          ORIGINAL AMORT. TERM         ORIGINAL LOAN TERM

                 ----------------         ---------------------          --------------------         ------------------


    1                  139                      42,147,916                       360                         120



    2                   52                      48,701,064                       298                         120



   13                238,671                   130,163,932                       300                         120



   14                   35                      43,401,346                       360                         120



   22                   99                      76,000,000                        NA                         120



   23                 33,110                    66,308,919                       360                         120



   35                   67                      46,585,555                       360                          84



   36                  106                      39,077,866                       360                         120



   37                 36,470                    50,000,000                        NA                         120



   43                   34                     141,873,666                       360                         120



   87                  108                     126,203,634                       300                          84






                    (RESTUBBED TABLE CONTINUED FROM ABOVE)





MS No.          INTEREST RATE      RATE TYPE      ANNUAL INTEREST        MONTHLY DEBT SERVICE          ANNUAL DEBT SERVICE

                -------------      ---------      ---------------        --------------------          -------------------


    1               7.19%            Fixed             7.19%                    331,596                     3,979,158



    2               7.50%            Fixed             7.60%                    443,395                     5,320,736



   13               6.90%            Fixed             6.90%                   1,162,685                   13,952,222



   14               6.83%            Fixed             6.92%                    326,962                     3,923,549



   22               6.90%            Fixed             6.90%                    437,000                     5,244,000



   23               7.28%            Fixed             7.38%                    516,580                     6,198,963



   35               7.73%            Fixed             7.84%                    357,515                     4,290,184



   36               6.91%            Fixed             7.01%                    296,671                     3,560,053



   37               6.79%            Fixed             6.88%                    282,917                     3,395,000



   43               6.67%            Fixed             6.76%                   1,036,339                   12,436,068



   87               7.05%            Fixed             7.15%                   1,022,120                   12,265,445


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)





MS No.            PROPERTY NET CASH FLOW         APPRAISED VALUE        LTV        AT MATURITY LTV       DSCR

                  ----------------------         ---------------        ---        ---------------       ----


    1                   5,813,317                   69,100,000         70.54%           61.00%           1.46



    2                   10,248,642                 115,900,000         51.36%           42.02%           1.93



   13                   28,728,037                 330,000,000         50.05%           39.44%           2.06



   14                   7,846,321                   77,000,000         64.67%           56.37%           2.00



   22                   14,173,199                 160,000,000         47.50%           47.50%           2.70



   23                   8,391,965                   94,775,000         79.30%           69.96%           1.35



   35                   7,306,587                   86,600,000         57.67%           53.79%           1.70



   36                   6,873,808                   85,457,518         52.66%           45.73%           1.93



   37                   7,961,328                  100,650,000         49.68%           49.68%           2.31



   43                   23,348,985                 266,073,957         60.55%           53.32%           1.88



   87                   20,927,364                 235,000,000         61.28%           53.70%           1.71




                    (RESTUBBED TABLE CONTINUED FROM ABOVE)





MS No.            AT MATURITY DSCR        ZIP CODE       EFFECTIVE MATURITY DATE        MATURITY DATE       DAY COUNT

                  ----------------        --------       -----------------------        --------------      ---------


    1                   1.69               22201                 1/1/08                     1/1/28            30/360



    2                   2.37                 NA                  10/1/07                   10/1/22           Act/360



   13                   2.63               92118                 1/1/08                     1/1/23            30/360



   14                   2.30                 NA                  12/1/07                   12/1/27           Act/360



   22                   2.70               37919                 5/1/08                     5/1/28            30/360



   23                   1.54                 NA                  11/1/07                   11/1/27           Act/360



   35                   1.83               60174                 3/1/05                     3/1/28           Act/360



   36                   2.22               73134                 5/1/08                     5/1/28           Act/360



   37                   2.31                 NA                  5/1/08                     5/1/28           Act/360



   43                   2.13                 NA                  5/1/08                     5/1/28           Act/360



   87                   1.95               99071                 5/1/05                     5/1/23           Act/360


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)





MS No.         LOCKOUT/DEFEASANCE                                        NO. OF PROPERTIES

               ------------------                                        -----------------


1              3-year prepayment lockout from the date loan                            1

               closed, with U.S. Treasury defeasance thereafter.

               Loan prepayable at par beginning 90 days prior to

               the Effective Maturity Date.



2              Prepayment lockout prior to September 12, 2000;                        10

               thereafter prepayable with a prepayment premium of

               the greater of: (i) yield maintenance at U.S.

               Treasury flat and (ii) 1% of the amount prepaid.

               Loan prepayable at par.



13             2-year prepayment lockout from the date of                              1

               securitization, with U.S. Treasury defeasance

               thereafter. Loan prepayable at par beginning on the

               Effective Maturity Date.



14             2-year prepayment lockout from the date of                              7

               securitization, with U.S. Treasury defeasance

               thereafter.  Loan prepayable at par beginning on the

               Effective Maturity Date.



22             Prepayment lockout through year 3, with U.S. Treasury                   1

               defeasance thereafter through 180 days prior to the

               Effective Maturity Date. Loan prepayable at par after

               180 days prior to the Effective Maturity Date.



23             2-year prepayment lockout from the date of securitization,             11

               with U.S. Treasury defeasance thereafter. Loan prepayable at par beginning 90 days prior to the Maturity Date.



35             2-year prepayment lockout from the date of                              1

               securitization with U.S. Treasury defeasance

               thereafter. Loan prepayable at par beginning 90 days

               prior to the Effective Maturity Date.



36             2-year prepayment lockout from the date of securitization,              1

               with U.S. Treasury defeasance thereafter. Loan prepayable

               at par beginning [120] days prior to the Effective Maturity Date.



37             2-year prepayment lockout from the date of                              5

               securitization, with U.S. Treasury defeasance

               thereafter. Loan prepayable at par beginning 90 days

               prior to the Effective Maturity Date.



43             2-year prepayment lockout from the date of                             44

               securitization, with U.S. Treasury defeasance

               thereafter. Loan prepayable at par beginning on the

               Maturity Date.



87             2-year prepayment lockout from the date of                              1

               securitization, with U.S. Treasury defeasance

               thereafter. Loan prepayable at par beginning on the

               Maturity Date.
